ISI
                        Total Return
                  U.S. Treasury Fund Shares
-----------------------------------------------------------------
Directors and Officers

Edward S. Hyman                     R. Alan Medaugh
Chairman                            President

Richard T. Hale                     Nancy Lazar
Vice Chairman                       Vice President

James J. Cunnane                    Carrie L. Butler
Director                            Vice President

John F. Kroeger                     Margaret M. Beeler
Director                            Assistant Vice President

Louis E. Levy                       Keith C. Reilly
Director                            Assistant Vice President

Eugene J. McDonald                  Amy M. Olmert
Director                            Secretary

Rebecca W. Rimel                    Joseph A. Finelli
Director                            Treasurer

Truman T. Semans                    Laurie D. Collidge
Director                            Assistant Secretary

Carl W. Vogt, Esq.
Director


Investment Objective
A mutual fund designed to provide a high level of total return with relative stability of principal as well as the secondary objective of high current income consistent with an investment in securities issued by the United States Treasury.


Investment Advisor

ISI Inc.
717 Fifth Avenue
New York, NY 10022
(800) 955-7175


Shareholder Servicing Agent

Investment Company Capital Corp.
P.O. Box 419426
Kansas City, MO 64141-6426
(800) 882-8585


Distributor

ISI Group Inc.
717 Fifth Avenue
New York, NY10022
(800) 955-7175


                    ISI
                         INTERNATIONAL STRATEGY & INVESTMENT



                                       ISI
                                  TOTAL RETURN
                                  U.S. TREASURY
                                   FUND SHARES



                            (A Class of Total Return
                            U.S. Treasury Fund, Inc.)




                               [TREASURIES LOGO]





                                  ANNUAL REPORT
                                October 31, 1997

Investment Advisor's Report

     We are pleased to report on the progress of your Fund for the fiscal year ended October 31, 1997. In this year of volatile interest rates, the Fund recorded a total return of 9.0%. From its inception on August 10, 1988 through October 31, 1997, the Fund has posted a cumulative total return of 116.5%, which translates into an average annual total return of 8.7%. These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge.

Review of Bond Market During
Fiscal Year 1997

     On balance, long-term Treasury rates fell during the fiscal year. The 12 months, however, were divided into two phases (please see chart, top right). From October 1996 to mid-April 1997, rates generally rose because the economy was experiencing surprisingly strong growth. This phase culminated when the Federal Reserve raised the Federal Funds Rate from 5.25% to 5.50%. The economy slowed after April and rates declined through early August. A burst of economic growth caused rates to rise, but to levels well below their April peak. At that point, the unfolding Pacific Rim financial crises pushed rates even lower, closing the fiscal year at the lowest level of the year. For additional information, please see our detailed Economic Outlook for 1998, which follows this letter.


                            30-Year Treasury Yields

                     <Graph appears here--Need Plot Points>


Source: Bloomberg Inc.



Portfolio Management

     The structure of the Fund remained generally long term throughout the fiscal year. The Fund had a 10- to 14-year maturity range during the year. Our active management moved within this maturity range as we anticipated changes in the economy. For example, the portfolio's maturity was reduced early in the fiscal year and was extended as the economy picked up again in the spring when the Federal Reserve rate increase caused a slowdown. At fiscal year-end, the portfolio's average maturity was the midpoint of the year range at 11.6 years.

Performance Review

     Treasury interest rates generally fell during the fiscal year, causing longer maturity issues to outperform shorter-term issues (please see table below).

       Treasury Securities Performance Analysis
         (October 31, 1996-October 31, 1997)

     Maturity    Capital Change  Income   Total Return
-------------------------------------------------------
     1-year            0.0%        5.4%      +5.4%
-------------------------------------------------------
     3-year           +0.4%        6.0%      +6.4%
-------------------------------------------------------
     5-year            0.0%        6.1%      +6.1%
-------------------------------------------------------
     10-year          +2.5%        6.4%      +8.9%
-------------------------------------------------------
     30-year          +5.9%        6.7%     +12.6%
-------------------------------------------------------

     The Fund's performance was helped by its relatively long 10- to 14-year average maturity policy range. The Fund's annual total return was slightly greater than that of a 10-year U.S. Treasury held for the period.

     We would like to welcome our new investors to the Fund and thank those who have been with us for some time. We appreciate your confidence.

Sincerely,

/s/ R. Alan Medaugh
-------------------
R.  Alan Medaugh
President

November 21, 1997


                                                     Economic Outlook for 1998

     Overview

     The Pacific Rim economies seem likely to be weaker in two months than they are now. Japan's economy, which has slipped into recession in our view, is likely to be no better by early 1998. Because U.S. retail sales are clearly sensitive to stock market swings, we are likely to see "moderate" retail sales at best over the next few months. We are forecasting just 2.5% real growth with only 1.5% inflation, producing just 4% nominal (Gross Domestic Product) growth.

     Stock market corrections around the world reflect a package of tightening moves that started nine months ago with Japan's Value Added Tax hike and the U.S. Federal Reserve tightening to 5.5% on its Federal Funds Rate. The Pacific Rim countries lifted interest rates to defend their currencies and cut government spending to get International Monetary Fund assistance. The Bundesbank and the Bank of England both tightened recently. Germany announced a government spending freeze. Brazil announced a fiscal package that is the equivalent of a $180 billion tightening in the U.S. economy. Russia raised rates from 21% to 28%. The Asian crises are clearly impacting the region's banking system and are therefore likely to have a greater influence on world economic activity than expected. Federal Reserve Board Chairman Greenspan ended his testimony before Congress in mid-November by saying "and where required, provide temporary financial assistance." Since this is the exact same phrase he ended his testimony with before our $3 billion Indonesian assistance package, another Pacific Rim bailout is probably in the works.

     Based on early estimates, it is possible that on a seasonally adjusted annual rate basis, the U.S. ran a budget surplus in October. At the same time, odds are that our trade deficit will widen as exports slow and we see a flood of Asian imports. To the extent foreign demand for Treasuries is related to our trade deficit, a demand/supply imbalance for Treasuries could develop, which could push up prices on Treasury investments. Because of their importance, we have highlighted these topics for greater analysis: the Pacific Rim Crises, Inflation and the U.S. Budget Deficit. Please see ISI's Economic Forecast below.


                          ISI ECONOMIC FORECAST

                         97:1Q   97:2Q   97:3Q   97:4Q*   98:1Q*   98:2Q*
-------------------------------------------------------------------------
 Real GDP                 4.9%    3.3%    3.5%    2.5%     2.5%    2.5%
-------------------------------------------------------------------------
 GDP Deflator**           2.4%    1.8%    1.4%    1.5%     1.5%    1.5%
-------------------------------------------------------------------------
 30-Year Bond Yields***   7.1%    6.8%    6.4%    6.2%     6.0%    5.7%
-------------------------------------------------------------------------
 Fed Funds Rate***        5.5%    5.5%    5.5%    5.5%     5.5%    5.5%
-------------------------------------------------------------------------

  *Estimated.
 **A more accurate cost of living barometer than the CPI.
***End of quarter.

The Pacific Rim Crises

     Thailand and Hong Kong have been at the center of the most recent series of financial crises. The history of these events indicates that they often lower Treasury bond yields (please see chart below). The positive influence on financial assets comes about from this normal event cycle. The crisis surfaces when the building pressure on the economic system causes a weak link to break. At that point the problem is exposed and efforts are made to fix it.



                     <Graph appears here--Need Plot Points>



                             30-YEAR TREASURY YIELD
                                 NOV. 10  6.14%


Source: ISI Inc.




     After two rounds of the Pacific Rim crises, the U.S. economy is likely to slow in the near term, cutting growth the next two quarters by roughly 0.5% from our earlier forecast. The currency value of the U.S. dollar should be bolstered by its status as a safe haven. Typically as events unfold, the Federal Reserve lowers its Federal Funds Rate. This event sequence normally results in higher prices for top quality assets such as U.S. Treasuries.

Inflation

     Inflation has subsided around the industrial world. In the U.S., the recent declines in "nominal" interest rates have been accompanied by a sizable fall in inflation. The result is that despite falling interest rates, the "real" rates have moved modestly higher (please see chart below).


REAL U.S. LONG BOND YIELD
SEP.  4.67%


                     <Graph appears here--Need Plot Points>





Source: ISI Inc.



     The major forces behind the decline of inflation are:

     o Global Competition
     o Demographics
     o Technology
     o Reduced Government Spending

Economic Outlook for 1998 (concluded)


     The opening up of world trade has meant new plants can be built in low wage areas and the products can be exported to high wage home markets. As a result, pressure on U.S. real wages and a drive for corporate efficiency have marked the last 10 years. The declining cost of technology has also been a major factor in boosting capital spending and lowering the world inflation rate. Technology represents a growing section of the overall economy, so the percentage of the U.S. economy experiencing deflation has grown over the last 10 years. Baby boomers have reached the age when people are seen beginning to save for retirement. This change from consumption to savings is an important shift in the economy. Finally, governments from the U.S. and Germany to Brazil and Thailand have been cutting their spending. This has often been magnified by tax increases. The result is less fiscal stimulus and lower inflation.

The U.S. Budget Deficit

     A remarkable feature of the U.S. government's policy has been the virtual elimination of the deficit. The swing since 1992 has been a very large $300 billion a year (please see chart, top right).


FEDERAL DEFICIT
12-Mo. Sum  Sep.-$41.3


                     <Graph appears here--Need Plot Points>


Source: ISI Inc.




     Despite tax cuts and a bit more spending next year, we think the budget will register a surplus. This is a significant shift for the capital markets freeing up massive amounts to finance the private economy. The results of reduced Treasury borrowings should directly influence the level of rates, and the freeing up of investment capital allows for greater productivity in the private sector.

Tax Information for the Shareholder

     None of the ordinary income distributions paid monthly by the Fund during the year ended October 31, 1997, qualify for the dividends received deduction for corporations.

Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph must measure the growth of a $10,000 hypothetical investment from the Fund's inception on August 10, 1988 through the most recent fiscal year-end and must reflect the impact of the Fund's total expenses and its currently effective 4.45% maximum sales charge.

     While the following chart is required by SEC rules, such comparisons are of limited utility since the indices shown are not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of these indices would have had to own the securities that they represent. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC also requires that we report the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SECtotal return figures differ from those we reported because the time periods may be different and because the SECcalculation includes the impact of the currently effective 4.45% maximum sales charge. These total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed.

---------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURN*

                                     % Return with
Periods ended 9/30/97:                Sales Charge
---------------------------------------------------
One Year                                  5.17%
---------------------------------------------------
Five Years                                6.25%
---------------------------------------------------
Since Inception (8/10/88)                 8.03%
---------------------------------------------------

                    CHANGE IN VALUE OF A $10,000 INVESTMENT*

                        August 10, 1988-October 31, 1997


                  [Graph appears here--see plot points below]


               ISI           Lehman Brothers                     Lehman Brothers
           Total Return       Intermediate     Lehman Brothers      Long-Term
        U.S. Treasury Fund   Treasury Index    Treasury Index    Treasury Index


 8/88       $ 9,555             $10,000            $10,000          $10,000
10/88         9,852              10,313             10,407           10,685
10/89        11,021              11,388             11,676           12,493
10/90        11,178              12,266             12,345           12,592
10/91        12,954              13,889             14,140           14,876
10/92        14,116              15,268             15,608           16,593
10/93        16,564              16,685             17,659           20,526
10/94        15,534              16,400             16,871           18,143
10/95        18,344              18,329             19,464           23,016
10/96        18,975              19,359             20,449           23,810
10/97        20,682              20,766             22,210           26,815

*These figures assume the reinvestment of dividends and capital gains distributions and include the Fund's 4.45% maximum sales charge. The Lehman Brothers indices listed above are unmanaged. The Intermediate Index and the Long-Term Index reflect the performance of U.S. Treasury securities in their respective sectors. The Treasury Index is more of a general index in that it reflects the performance of all public obligations and does not focus on any one particular segment. Management is not aware of any single index that is truly representative of the Fund since its active maturity management policy allows the manager to adjust the weighted average maturity throughout each U.S. Treasury sector. Currently, the Fund's weighted average maturity is approximately 11.6 years. Past performance is not an indicator of future results.

Total Return U.S. Treasury Fund, Inc.


Statement of Net Assets                                         October 31, 1997



                                      Maturity                    Par                     Value
Interest Rate                           Date                     (000)                  (Note A)
---------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS - 71.7%
            12.000%                     8/15/13                 $35,900                $ 52,537,424
            11.750                     11/15/14                  36,000                  53,184,384
             7.500                     11/15/16                  37,000                  42,255,147
             8.875                      8/15/17                   1,000                   1,300,000
             9.000                     11/15/18                  14,750                  19,513,793
             8.875                      2/15/19                  10,000                  13,085,940
             8.750                      8/15/20                  22,250                  29,025,815
                                                                                       ------------
  Total U.S. Treasury Bonds
    (Cost $210,613,472)                                                                 210,902,503
                                                                                       ------------
U.S. TREASURY NOTES - 5.2%
             6.375                      9/30/01                  15,000                  15,314,070
                                                                                       ------------
  Total U.S. Treasury Notes
    (Cost $15,119,028)                                                                   15,314,070
                                                                                       ------------
ZERO COUPON U.S. TREASURY BONDS (S.T.R.I.P.S.) - 9.8%
              5.520*                    8/15/98                  30,000                  28,735,290
                                                                                       ------------
  Total U.S. Treasury S.T.R.I.P.S.
    (Cost $28,701,146)                                                                   28,735,290
                                                                                       ------------
REPURCHASE AGREEMENTS - 12.6%
   Goldman Sachs & Co., 5.60%
   Dated 10/31/97, to be repurchased on 11/3/97,
   collateralized by U.S. Treasury Bonds with a
   market value of $37,782,559.
    (Cost $37,041,000)                                           37,041                  37,041,000
                                                                                       ------------
Total Investments in Securities - 99.3%
    (Cost $291,474,646)**                                                               291,992,863
Other Assets in Excess of Liabilities, Net - 0.7%                                         2,148,610
                                                                                       ------------
Net Assets - 100.0%                                                                    $294,141,473
                                                                                       ============

Total Return U.S. Treasury Fund, Inc.


Statement of Net Assets (concluded)                             October 31, 1997


---------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per:
  ISI Class Share
    ($171,074,149 / 17,036,448 shares outstanding)                                           $10.04
                                                                                             ======
  Flag Investors Class A Share
    ($122,228,931 / 12,179,428 shares outstanding)                                           $10.04
                                                                                             ======
  Flag Investors Class B Share
    ($838,393 / 83,601 shares outstanding)                                                   $10.03
                                                                                             ======
Maximum Offering Price Per:
  ISI Class Share
    ($10.04 / 0.9555)                                                                        $10.51
                                                                                             ======
  Flag Investors Class A Share
    ($10.04 / 0.955)                                                                         $10.51
                                                                                             ======
  Flag Investors Class B Share                                                               $10.03
                                                                                             ======
---------------------------------------------------------------------------------------------------


 *Yield as of October 31, 1997.
**Also aggregate cost for federal tax purposes.
See Notes to Financial Statements.

Total Return U.S. Treasury Fund, Inc.

Statement of Operations                      For the Year Ended October 31, 1997

---------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE A):
     Interest                                                                           $19,868,979
                                                                                        -----------
EXPENSES:
     Investment advisory fee (Note B)                                                       848,963
     Distribution fee (Note B)                                                              769,292
     Administration fee (Note B)                                                            374,611
     Transfer agent fee (Note B)                                                            208,105
     Accounting fee (Note B)                                                                 86,088
     Printing and postage                                                                    63,992
     Legal                                                                                   44,942
     Custodian fee (Note B)                                                                  41,752
     Miscellaneous                                                                           29,139
     Audit                                                                                   23,999
     Directors' fees                                                                         22,602
     Registration fees                                                                       20,765
     Insurance                                                                               11,731
                                                                                        -----------
       Total expenses                                                                     2,545,981
                                                                                        -----------
       Net investment income                                                             17,322,998
                                                                                        -----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
     Net realized loss from security transactions                                        (2,143,673)
     Change in unrealized appreciation or depreciation of investments                    10,567,788
                                                                                        -----------
     Net gain on investments                                                              8,424,115
                                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $25,747,113
                                                                                        ===========
---------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Total Return U.S. Treasury Fund, Inc.

Statement of Changes in Net Assets


                                                                  For the Year Ended October 31,
                                                               -----------------------------------
                                                                    1997                   1996
--------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
     Net investment income                                     $ 17,322,998           $ 19,964,042
     Net gain/(loss) from security transactions                  (2,143,673)             3,072,425
     Change in unrealized appreciation
       or depreciation on investments                            10,567,788            (11,517,095)
                                                               ------------           ------------
     Net increase in net assets
       resulting from operations                                 25,747,113             11,519,372
                                                               ------------           ------------
DIVIDENDS TO SHAREHOLDERS FROM (NOTE A):
     Net investment income and short-term gains:
       ISI Class Shares                                         (10,059,052)           (13,146,313)
       Flag Investors Class A Shares                             (7,246,184)           (10,138,099)
       Flag Investors Class B Shares                                (17,762)                  (685)

     Tax return of capital distribution:
       ISI Class Shares                                          (1,433,152)                    --
       Flag Investors Class A Shares                             (1,040,753)                    --
       Flag Investors Class B Shares                                 (2,606)                    --

     Distributions in excess of net investment income:
       ISI Class Shares                                            (160,000)              (723,712)
       Flag Investors Class A Shares                               (116,192)              (561,610)
       Flag Investors Class B Shares                                   (291)                    (8)
                                                               ------------           ------------
     Total distributions                                        (20,075,992)           (24,570,427)
                                                               ------------           ------------
CAPITAL SHARE TRANSACTIONS (NOTE C):
     Proceeds from sale of shares                                15,601,057             29,511,549
     Value of shares issued in reinvestment of dividends         12,541,599             14,241,221
     Cost of shares repurchased                                 (77,072,611)           (64,122,099)
                                                               ------------           ------------
     Decrease in net assets derived
       from capital share transactions                          (48,929,955)           (20,369,329)
                                                               ------------           ------------
     Total decrease in net assets                               (43,258,834)           (33,420,384)

NET ASSETS:
     Beginning of year                                          337,400,307            370,820,691
                                                               ------------           ------------
     End of year                                               $294,141,473           $337,400,307
                                                               ============           ============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Total Return U.S. Treasury Fund, Inc.

Financial Highlights--ISI Class and Flag Investors Class A Shares
(For a share outstanding throughout each year)

                                                             For the Year Ended October 31,
                                                   --------------------------------------------------
                                                       1997      1996      1995       1994      1993
-----------------------------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value at beginning of year             $   9.83   $  10.19  $   9.22   $  11.35  $  10.47
                                                   --------   --------  --------   --------  --------
Income from Investment Operations:
  Net investment income                                0.55       0.56      0.57       0.51      0.62
  Net realized and unrealized gain/(loss)
    on investments                                     0.30      (0.23)     1.04      (1.16)     1.12
                                                   --------   --------  --------   --------  --------
  Total from Investment Operations                     0.85       0.33      1.61      (0.65)     1.74

Less Distributions (Note A):
  Distributions from net investment income
    and short-term gains                              (0.55)     (0.65)    (0.64)     (1.15)    (0.79)
  Tax return of capital distribution                  (0.08)        --        --      (0.05)       --
  Distributions in excess of net
    investment income                                 (0.01)     (0.04)       --         --        --
  Distributions from net realized
    long-term gains                                      --         --        --      (0.28)    (0.07)
                                                   --------   --------  --------   --------  --------
  Total distributions                                 (0.64)     (0.69)    (0.64)     (1.48)    (0.86)
                                                   --------   --------  --------   --------  --------
  Net asset value at end of year                   $  10.04   $   9.83  $  10.19   $   9.22  $  11.35
                                                   ========   ========  ========   ========  ========
Total Return(1)                                        9.00%      3.44%    18.09%     (6.22)%  17.33%

Ratios to Average Daily Net Assets:
  Expenses                                             0.83%      0.81%     0.80%      0.77%     0.77%
  Net investment income                                5.62%      5.69%     5.94%      4.98%     5.21%

Supplemental Data:
  Net assets at end of year (000):
    ISI Class Shares                               $171,074   $193,486  $206,615   $200,309  $232,103
    Flag Investors Class A Shares                  $122,229   $143,791  $164,206   $175,149  $224,790
  Portfolio turnover rate                                92%       199%      194%        68%      249%
-----------------------------------------------------------------------------------------------------

(1) Total return excludes the effect of sales charge.
See Notes to Financial Statements.

Total Return U.S. Treasury Fund, Inc.


Financial Highlights--Flag Investors Class B Shares
(For a share outstanding throughout each period)

                                                               For the             For the Period
                                                              Year Ended      June 20, 1996(1) through
                                                           October 31, 1997       October 31, 1996
------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value at beginning of period                        $ 9.85                $10.00
                                                                ------                ------
Income from Investment Operations:
  Net investment income                                           0.56                  0.22
  Net realized and unrealized gain/(loss) on investments          0.23                 (0.15)
                                                                ------                ------
  Total from Investment Operations                                0.79                  0.07

Less Distributions (Note A):
  Distributions from net investment income and
    short-term gains                                             (0.56)                (0.22)
  Tax return of capital distribution                             (0.04)                   --
  Distributions in excess of net investment income               (0.01)                   --
                                                                ------                ------
  Total distributions                                            (0.61)                (0.22)
                                                                ------                ------
  Net asset value at end of period                              $10.03                $ 9.85
                                                                ======                ======
Total Return(2)                                                   8.49%                 6.37%

Ratios to Average Daily Net Assets:
  Expenses                                                        1.18%                 1.40%(3)
  Net investment income                                           5.24%                 5.45%(3)

Supplemental Data:
  Net assets at end of period (000)                             $  838                $  123
  Portfolio turnover rate                                           92%                  199%(3)
------------------------------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.
See Notes to Financial Statements.

Notes to Financial Statements


A. Significant Accounting Policies -- Total Return U.S. Treasury Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on June 3, 1988 and commenced operations August 10, 1988, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company. It is designed to provide a high level of total return with relative stability of principal as well as the secondary objective of high current income consistent with an investment in securities issued by the United States Treasury.

     The Fund consists of three share classes: ISI Total Return U.S. Treasury Fund Shares ("ISI Class") and Flag Investors Total Return U.S. Treasury Fund Class A Shares ("Flag Investors Class A"), which both commenced August 10, 1988, and Flag Investors Total Return U.S. Treasury Fund Class B Shares ("Flag Investors Class B"), which commenced June 20, 1996.

     The ISI Class Shares have a 4.45% maximum front-end sales charge, the Flag Investors Class A Shares have a 4.50% maximum front-end sales charge and the Flag Investors Class B Shares have a 2.00% maximum contingent deferred sales charge. The classes each have different distribution fees.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. Under certain circumstances, it is necessary to reclassify prior year information in order to conform to the current year's pre- sentation. The Fund's significant accounting policies are:

     Security Valuation -- The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day by an independent pricing source. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

     Repurchase Agreements -- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     Federal Income Taxes -- The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

     The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     Security Transactions, Investment Income, Distributions and Other -- The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata scientific method for amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due to differing tax treatments of dividends declared.

B. Investment Advisory Fees, Transactions with Affiliates and Other Fees -- International Strategy & Investment Inc. ("ISI") is the Fund's investment advisor and Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust New York Corporation, is the Fund's administrator. As compensation for its advisory services, the Fund pays ISI an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.20% of the first $100 million, 0.18% of the next $100 million, 0.16% of the next $100 million, 0.14% of the next $200 million and 0.12% of the amount over $500 million. In addition, the Fund pays ISI 1.5% of the Fund's gross income.

     As compensation for its administrative services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.10% of the first $100 million, 0.09% of the next $100 million, 0.08% of the next $100 million, 0.07% of the next $200 million and 0.06% of the amount over $500 million. In addition, the Fund pays ICC 0.50% of the Fund's gross income.

     Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisor or administrator.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $86,088 for accounting services for the year ended October 31, 1997.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $208,105 for transfer agent services for the year ended October 31, 1997.

     Effective September 22, 1997, Bankers Trust Company became the Fund's custodian. Prior to September 22, 1997, PNC Bank served as the Fund's custodian. From September 22, 1997 to October 31, 1997, the Fund accrued $4,576 in custody expenses.

     As compensation for providing distribution services for the ISI Class, the Fund pays ISI Group Inc. ("ISI Group"), which is affiliated with ISI, an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the ISI Class' average daily net assets. Prior to April 1, 1997, Armata Financial Corp. served as the distributor for the ISI Class for the same compensation and on substantially the same terms and conditions as ISI Group. As compensation for providing distribution services for the Flag Investors classes, the Fund pays ICC Distributors, Inc. ("ICC Distributors"), a member of the Forum Financial Group of companies, an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Flag Investors Class A Shares' average daily net assets and 0.60% (including a 0.25% shareholder servicing fee) of the Flag

     Investors Class B Shares' average daily net assets. Prior to September 1, 1997, Alex. Brown & Sons Incorporated served as the distributor for the Flag Investors classes for the same compensation and on substantially the same terms and conditions as ICC Distributors. For the year ended October 31, 1997, distribution fees aggregated $769,292, of which $445,938 was attributable to the ISI Class Shares, $321,332 was attributable to the Flag Investors Class A Shares and $2,022 was attributable to the Flag Investors Class B Shares.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended October 31, 1997 was $19,142, and the accrued liability was $55,193.

C. Capital Share Transactions -- The Fund is authorized to issue up to 100 million shares of $.001 par value capital stock (44 million ISI Class, 44 million Flag Investors Class A, 5 million Flag Investors Class B, 500,000 Flag Investors Class D and 6.5 million undesignated). Transactions in shares of the Fund were as follows:

                                ISI Class Shares
                          ---------------------------
                               For the Year Ended
                                   October 31,
                          ---------------------------
                              1997           1996
                          ------------   ------------
Shares sold                  1,028,342      2,043,599
Shares issued to share-
  holders on reinvest-
  ment of dividends            787,090        865,140
Shares redeemed             (4,455,189)    (3,510,096)
                          ------------   ------------
Net decrease in shares
  outstanding               (2,639,757)      (601,357)
                          ============   ============
Proceeds from sale
  of shares               $ 10,021,751   $ 20,394,040
Value of reinvested
  dividends                  7,664,314      8,518,116
Cost of shares
  redeemed                 (43,406,641)   (34,725,846)
                          ------------   ------------
Net decrease from
  capital share
  transactions            $(25,720,576)  $ (5,813,690)
                          ============   ============


                         Flag Investors Class A Shares
                         -----------------------------
                               For the Year Ended
                                   October 31,
                         -----------------------------
                              1997           1996
                         -------------   -------------
Shares sold                    490,187        914,108
Shares issued to share-
  holders on reinvest-
  ment of dividends            499,834        580,880
Shares redeemed             (3,438,672)    (2,986,509)
                          ------------   ------------
Net decrease in shares
  outstanding               (2,448,651)    (1,491,521)
                          ============   ============
Proceeds from sale
  of shares               $  4,746,207   $  8,996,345
Value of reinvested
  dividends                  4,867,694      5,722,783
Cost of shares
  redeemed                 (33,514,991)   (29,396,253)
                          ------------   ------------
Net decrease from
  capital share
  transactions            $(23,901,090)  $(14,677,125)
                          ============   ============


                         Flag Investors Class B Shares
                         -----------------------------
                                       For the Period
                          For the      June 20, 1996*
                         Year Ended        through
                        October 31,      October 31,
                            1997            1996
                        -----------    --------------
Shares sold                 85,484          12,460
Shares issued to share-
  holders on reinvest-
  ment of dividends            982              34
Shares redeemed            (15,359)             --
                         ---------        --------
Net increase in shares
  outstanding               71,107          12,494
                         =========        ========
Proceeds from sale
  of shares              $ 833,099        $121,164
Value of reinvested
  dividends                  9,591             322
Cost of shares
  redeemed                (150,979)             --
                         ---------        --------
Net increase from
  capital share
  transactions           $ 691,711        $121,486
                         =========        ========

---------
*Commencement of operations.

Notes to Financial Statements
(concluded)


D. Investment Transactions -- Excluding short-term obligations, purchases of investment securities aggregated $256,600,289 and sales of investment securities aggregated $338,535,804 for the year ended October 31, 1997.

     On October 31, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $2,251,650 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $1,733,433.

E.   Net Assets -- On October 31, 1997, net assets consisted of:

     Paid-in capital:
       ISI Class Shares                 $174,608,782
       Flag Investors Class  A Shares    121,909,369
       Flag Investors Class B Shares         810,591
     Distributions in excess
       of net investment income           (1,561,813)
     Accumulated net realized loss
       from security transactions         (2,143,673)
     Unrealized appreciation of
       investments                           518,217
                                        ------------
                                        $294,141,473
                                        ============

F. Tax Capital Loss Carryforward -- On October 31, 1997, there was a tax capital loss carryforward of $2,143,673, which expires in 2005. This carryforward will be used to offset any future net capital gains.



--------------------------------------------------------------------------------
     This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

     For more complete information regarding any of the ISI Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-955-7175. Read it carefully before you invest.
--------------------------------------------------------------------------------



Independent Auditors' Report


The Board of Directors and Shareholders
Total Return U.S. Treasury Fund, Inc.:

     We have audited the statement of net assets of the Total Return U.S. Treasury Fund, Inc. as of October 31, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Total Return U.S. Treasury Fund, Inc. as of October 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Princeton, New Jersey
November 21, 1997